UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2017

MERIDIAN WASTE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Glenlake Parkway NE Suite 900
Atlanta, GA 30328

(Address of principal executive offices)

(770) 691-6350

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 14, 2017, Meridian Waste Solutions, Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”). A majority of the votes of common stock outstanding and entitled to vote at the Annual Meeting was present in person or by proxy, thereby constituting a quorum. Holders of shares of Series A Preferred Stock, Series D Preferred Stock and Series E Preferred Stock all voted together with the holders of common stock. Each one (1) share of Series A Preferred Stock shall have voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding common stock eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator. Each one (1) share of Series D Preferred Stock and each one (1) share of Series E Preferred Stock has 6.94 votes.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth in the table below. With respect to the election of Jeffrey S. Cosman, Walter H. Hall, Thomas J. Cowee, Jackson Davis and Joseph Ardagna as directors to each serve a one-year term on the Board and until each of their successors is elected and qualified, each nominee received the number of votes set forth opposite his name.

	Number of Votes
	Votes For	Votes Against/ Withheld	Abstentions	Percentage Voted in Favor
Election of Jeffrey S. Cosman	15,936,354	2,062	-	59.2%
Election of Walter H. Hall	15,936,354	2,062	-	59.2%
Election of Thomas J. Cowee	15,936,354	2,063	-	59.2%
Election of Jackson Davis	15,936,354	2,063	-	59.2%
Election of Joseph Ardagna	15,936,354	2,063	-	59.2%
Ratification of Moss Adams LLP, the Company’s independent registered public accountant, to audit the Company’s consolidated financial statements for 2017	15,938,414	2,000	-	59.2%
Non-binding advisory vote on the Company’s Executive Compensation	15,900,759	5,084	32,573	59.0%

	One Year	Two Years	Three Years	Abstain	Percentage Voted in Favor
Non-binding advisory vote on the Frequency of the Company’s Executive Compensation Votes	595,608	15,267,242	17,595	-	56.7%

On the basis of the above votes, (i) Jeffrey S. Cosman, Walter H. Hall, Thomas J. Cowee, Jackson Davis and Joseph Ardagna were elected as members of the Board and (ii) the proposal to ratify the selection of Moss Adams LLP, as the Company’s independent registered public accountant to audit its consolidated financial statements for 2017 was adopted. The stockholders also voted a sufficient number of non-binding advisory votes to approve (iii) the Company’s executive compensation and (iv) two years for the frequency of executive compensation votes.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN WASTE SOLUTIONS, INC.

Date: December 19, 2017	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer

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